Exhibit 10.32.2







NEITHER THE WARRANT REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON THE EXERCISE OF SUCH WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE STATE SECURITIES LAWS. THE WARRANT REPRESENTED BY THIS WARRANT CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND SHALL NOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, PLEDGED, HYPOTHECATED OR OTHERWISE ALIENATED IN ANY MANNER EXCEPT AS PROVIDED IN SECTION 4.1 OF THIS WARRANT CERTIFICATE.


                             ARISTA INVESTORS CORP.

                    CLASS A COMMON STOCK WARRANT CERTIFICATE


VOID AFTER 5:00 P.M., New York, New York, on December 29, 2005

                                              Representing a Warrant to Purchase
                                              150,000 Shares of Class A Common
                                              Stock


No. 96-1                                                          April 12, 1996


     This certifies that, FOR VALUE RECEIVED, The Cologne Life Underwriting

Management Company (the "Holder") is the owner of one common stock purchase warrant (the "Warrant").  Subject to the terms and conditions set forth herein,

the Warrant entitles the Holder to purchase from Arista Investors Corp., a

Delaware corporation (the "Company"), 150,000 fully-paid, nonassessable shares

(the "Warrant Shares") of the Company's Class A common stock, $0.01 par value per share (the "Class A Common Stock"), at any time during the period (the

"Exercise Period") commencing on October 12, 1996 (the "Commencement Date") and ending on the Expiration Date (as defined below), except as provided herein, at which time the Warrant shall expire and become void.  The Exercise Price (as defined below) and the number of Warrant Shares to be received upon the exercise of the Warrant shall be adjusted, from time to time, as set forth below. As used herein, the term "Expiration Date" shall mean 5:00 P.M., Eastern Daylight Savings Time, on December 29, 2005 unless the

Warrant terminates on such earlier date as provided for herein; provided,

however, if such day is a day on which Federal or State chartered banking institutions located in the State of New York are authorized by law to close,

then the term "Expiration Date" shall mean 5:00 P.M., Eastern Daylight Savings

Time, on the next succeeding day which is not a day on which Federal or State chartered banking institutions located in the State of New York are authorized by law to close.

     This warrant certificate (and any other warrant certificate(s) which may be issued as provided for herein, each a "Warrant Certificate") and the Warrant represented hereby are subject to the following additional terms and conditions:



1.   Exercise of Warrant.
     -------------------

     1.1  Subject to the terms and conditions hereof, part or all of the Warrant may be exercised for a minimum of 10,000 Warrant Shares, at any time and from time to time, during the Exercise Period by presenting and surrendering the

Warrant Certificate representing the Warrant being exercised, with the

Subscription Form attached hereto duly executed, at the principal office of the

Company located at 116 John Street, New York, New York 10038, accompanied by payment of $3.50 for each Warrant Share being purchased pursuant to the exercise of the Warrant (the "Exercise Price"), in lawful money of the United States of

America, in cash or by certified or official bank check made payable to the order of the Company.

     1.2  Notwithstanding anything contained herein to the contrary, if at any time during the Exercise Period, the Surplus Note, dated December 29, 1995, made by the Company in
favor of the Holder, shall be paid in full, including any accrued interest, then the Holder shall, during the remainder of the Exercise Period, be entitled to exercise the Warrant only to the extent of the percentage of the Warrant Shares for which the Warrant is then exercisable as set forth in the schedule below:


Time of Full Payment                 Percentage of Warrant
of Surplus Note                      Shares Acquirable
- --------------------                 -----------------

12/29/95 - 12/29/96                            10%
12/29/96 - 12/29/97                            20%
12/29/97 - 12/29/98                            30%
12/29/98 - 12/29/99                            40%
12/29/99 - 12/29/00                            50%
12/29/00 - 12/29/01                            60%
12/29/01 - 12/29/02                            70%
12/29/02 - 12/29/03                            80%
12/29/03 - 12/29/04                            90%
12/29/04 - 12/29/05                           100%


     1.3  If less than all of the Warrant is exercised, then upon presentation and surrender to the Company of the Warrant Certificate representing the Warrant being exercised, the Company shall cancel such Warrant Certificate and shall execute and deliver a new Warrant Certificate of like tenor, dated the date hereof, evidencing the right of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder.

     1.4  The Holder shall be deemed to be the holder of record of the Warrant

Shares at the time such shares are issued.  Assuming that the Company's transfer agent complies with the Company's instructions, (i) the Warrant Shares shall be deemed to have been issued to the Holder upon the exercise of the Warrant and

(ii) certificates representing such Warrant Shares shall be delivered to the

Holder within ten (10) business days of the exercise date.

2.   Reservation of Shares.
     ---------------------

     The Company, at all times until the expiration or termination of the

Warrant, shall reserve for issuance and/or delivery upon exercise of the Warrant such number of Warrant Shares as shall be required for issuance or delivery upon exercise of the Warrant.



3.   Fractional Shares.
     -----------------

     No fractional Warrant Shares or scrip representing fractional Warrant

Shares shall be issued upon the exercise of the Warrant.



4.   Exchange, Assignment, or Loss of Warrant.
     ----------------------------------------

     4.1  Upon the assignee or transferee assuming and agreeing to timely pay,

perform and discharge all of the liabilities and obligations hereunder, the

Holder may, in its discretion, assign or transfer this Warrant and all rights hereunder, in whole or in part, to its parent, Cologne Life Reinsurance Company,

or to any of Cologne Life Reinsurance Company's  wholly-owned subsidiaries.

Such transfer shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the

Company referred to in Section 1.1 together with a written assignment and assumption of this Warrant, substantially in the form of Exhibit A hereto, duly
                                                         ---------

executed by Holder or its agent or attorney, and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Except as set forth herein, the Warrant shall not be sold, transferred, assigned or otherwise disposed of, pledged, hypothecated or otherwise alienated in any manner.

     4.2  Upon receipt by the Board of Directors of the Company (the "Board of

Directors") of evidence satisfactory to it, in its reasonable discretion, of the loss, theft, destruction, or mutilation of a Warrant Certificate, and (if mutilated) upon surrender and cancellation of such Warrant Certificate, the

Board of Directors shall authorize the execution and delivery of a new Warrant

Certificate of like tenor and date, and any such lost, stolen, or destroyed

Warrant Certificate thereupon shall become void; provided, however, when authorizing the issuance of a new Warrant Certificate, the Board of Directors

may, in its reasonable discretion and as a condition precedent to the issuance of the new Warrant Certificate, require the Holder to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the Warrant Certificate alleged to have been lost, stolen or destroyed.



5.   Rights of Holder; Limitations.
     -----------------------------

     Neither the Warrant nor the Warrant Certificate representing such Warrant shall entitle the Holder to any rights of a stockholder of the Company, either at law or in equity.  With respect to any Warrant, the rights of the Holder is limited to those expressed in the Warrant Certificate representing such Warrant and are not enforceable against the Company, except to the extent set forth herein.



6.   Adjustments; Early Exercise.
     ---------------------------

     6.1  The Warrant entitles the Holder to purchase 150,000 Warrant Shares,

subject to adjustment as follows:

          (a)  If the outstanding Class A Common Stock shall at any time following the date hereof be changed or exchanged by declaration of a stock dividend or stock split,  the number of Warrant Shares for which the Warrant is then exercisable and the Exercise Price shall be appropriately and equitably adjusted by the Company as follows:



          The number of Warrant Shares for which this Warrant is

     exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.



          The Exercise Price shall be adjusted to equal the Exercise Price hereunder immediately prior to any such adjustment multiplied by a fraction, the numerator of which shall be the number of shares issued and outstanding (including shares issuable upon the exercise of all outstanding options and warrants) ("Fully Diluted Outstanding basis")

     immediately prior to such adjustment and the denominator of which shall be the number of shares issued and outstanding on a Fully

     Diluted Outstanding  basis immediately after such event.



          (b)  Except as provided for in Section 6.1 herein, there shall be no adjustment in the number of Warrant Shares or the Exercise Price under any circumstances, including, but
not limited to: (i) the sale or issuance of any class of debt or equity securities of the Company or debt or equity securities convertible into Class A

Common Stock, or (ii) the offering of rights, however characterized, to the stockholders of the Company entitling them to subscribe for additional Class A

Common Stock or for debt or equity securities convertible into Class A Common

Stock.

     6.2  In the event of any consolidation or merger of the Company with another entity, or any sale, lease, or conveyance of all or substantially all of the property, assets, business, and goodwill of the Company as an entity

(individually and collectively, the "Transaction"), the Holder shall continue to have the right, but not the obligation, to exercise any or all of the Warrant as provided in this Section 6.2.  The Board of Directors shall deliver to the

Holder a notice of the Transaction (the "Transaction Notice") in such reports,

proxy statements or other communications that are sent to security holders by the Company in regard to the Transaction no later than the time it is sent to security holders.  Upon receipt of the Transaction Notice, the Holder may, in its sole discretion, exercise the Warrant, in whole or in part.  The Warrant

Shares issued upon such exercise shall be subject to the terms and conditions of the Transaction.  On the third business day prior to the date on which the security holders of the Company vote on the Transaction, the Board of Directors may, in its sole discretion, terminate the Warrant.



7.   Legend and Holder Representations Regarding The Securities Act of 1933.
     ----------------------------------------------------------------------

     7.1  Each Warrant Share certificate shall contain the following legend on the face thereof:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES

          HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. IN ADDITION, THE SHARES ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE WARRANT CERTIFICATE, DATED APRIL 12, 1996."



     7.2  The Holder represents that the Warrant and the Warrant Shares are and will be acquired for investment and not with a view to distribution or resale,

and shall indemnify and hold harmless the Company, its directors and officers,

and each other person, if any, who controls the Company, against any losses,

claims, damages, or liabilities, joint or several, to which the Company or any such director, officer, or any such person may become subject under the

Securities Act of 1933, as amended ("Securities Act"), any state securities laws, or any other statute or at common law, insofar as such losses, claims,

damages, or liabilities (or actions in respect thereof) arise out of or are based upon the disposition of the Warrant and/or the Warrant Shares by such

Holder in violation of the above representation.



8.   Representations and Warranties of the Company.
     ---------------------------------------------

     The Company hereby represents and warrants to the Holder that as of the date hereof:

     8.1  Organization and Capitalization of the Company.  The Company is a
          ----------------------------------------------

corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The authorized capital stock of the Company is Ten

Million (10,000,000) shares of common stock, consisting of Nine Million Nine

Hundred Fifty Thousand (9,950,000) shares of $0.01 par value, Class A Common

Stock, and Fifty Thousand (50,000) shares of $0.01 par value, Class

B Common Stock.  On the date hereof, 1,930,600 shares of Class A Common Stock are issued and outstanding (not including 10,000 shares held in treasury) and

47,400 shares of Class B Common Stock are issued and outstanding.

     8.2  Authority.  The Company has full corporate power and authority to
          ---------

execute and deliver this Warrant Certificate and to perform all of its obligations hereunder, and the execution, delivery and performance hereof have been duly authorized by all necessary corporate action on its part.  This

Warrant Certificate has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

     8.3  No Legal Bar.  The execution and delivery of this Warrant Certificate
          ------------

will not conflict with or result in a violation of the articles or certificate of incorporation or By-Laws of the Company.

     8.4  Validity of Shares.  When issued upon the exercise of this Warrant in
          ------------------

accordance with the terms of this Warrant Certificate, the Warrant Shares will have been validly issued, fully paid and nonassessable.



9.   Bona Fide Offers for Warrant Shares.
     -----------------------------------

     9.1  If the Holder receives a bona fide offer from a third party ("Bona

Fide Offer"), (a third party does not include the Holder's parent, Cologne Life

Reinsurance Company, or any of Cologne Life Reinsurance Company's wholly-owned subsidiaries), for the purchase of any or all of the Warrant Shares previously issued to the Holder upon the exercise of the Warrant, the Holder shall promptly give written notice ("Written Notification") to the Company of the

Bona Fide Offer, which Written Notification shall fully set forth (i) all the terms and conditions of the Bona Fide Offer, (ii) the name and address of the proposed purchaser (the "Proposed Purchaser") and (iii) if the Proposed

Purchaser is other than an individual, the names and addresses and the amount of shares of the Company beneficially owned by any entity or individual that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Proposed Purchaser.

     9.2  Upon delivery of the Written Notification, the Company shall have thirty (30) days (the "Election Period") to determine, in its sole discretion,

whether to purchase any or all of the Warrant Shares subject to the Bona Fide

Offer at the price and pursuant to all terms and conditions set forth in the

Written Notification.  If the Company elects to purchase the Warrant Shares, it shall give written notice to the Holder within the Election Period.  If the

Company fails to give such notice, it shall be deemed to have elected not to exercise its rights hereunder with respect to the Warrant Shares subject to the

Bona Fide Offer.  Any failure or refusal of the Company to purchase Warrant

Shares subject to the Bona Fide Offer shall not terminate its right to purchase

Warrant Shares which are subject to any other Bona Fide Offer at a later time.

     9.3  If the Company elects not to exercise its rights hereunder with respect to the Warrant Shares subject to the Bona Fide Offer, then the Holder may accept the Bona Fide Offer only on the terms set forth in the Written

Notification and must close such sale or disposition within forty-five (45) days from the end of the Election Period; provided, however, the Holder shall not make a sale or other disposition of the Warrant Shares at any price other than,

or on any terms other than, nor to any Proposed Purchaser other than those specified in the Written Notification given by the Holder to the Company.  If it is proposed to consummate any such sale
or other disposition at any price or on any other terms or to any person other than specified in the Written Notification, than the provisions of this Section

9 shall be applicable thereto as if the Holder had received a new Bona Fide

Offer, for which the Holder must provide a new Written Notification and for which the Company shall have a new Election Period.

     9.4  The respective rights and obligations of the Holder and the Company under this Section 9 shall survive the Expiration Date of the Warrant and shall continue in full force and effect, as to the Holder and the Company.



10.  Governing Law.
     -------------

     The Warrant is being issued in the State of New York, and shall be construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed wholly within the State of New York.



11.  Notice.
     ------

     Notices and other communications to be given to a Holder shall be deemed to have been sufficiently given if delivered by courier service guaranteeing overnight delivery, charges prepaid, or by registered or certified mail, postage prepaid, addressed to the Holder at 30 Oak Street, Stamford, Connecticut 06905,

Attention: Chief Financial Officer.  Notices or other communications to the

Company shall be deemed to have been sufficiently given if delivered by courier service guaranteeing overnight delivery, charges prepaid, or by registered or certified mail, postage prepaid, to the Company at 116 John Street, New York,

New York 10038, Attention: Stanley Mandel, with a copy to Michael R. Reiner,

Esq., Morrison Cohen Singer &

Weinstein, LLP, 750 Lexington Avenue, New York, New York 10022, or at such other address as the Company shall designate by written notice to the Holder as herein provided.  Notice by registered or certified mail shall be deemed given two days after being deposited in the United States mail, as hereinabove provided.



12.  Notices to Holder of Corporate Action/Adjustments.
     -------------------------------------------------



     12.1 The Company shall furnish to the Holder a copy of all reports, proxy statements and other communications sent to the Company's security holders no later than the time it is sent to security holders.



     12.2 Whenever the number of Warrant Shares for which the Warrant is exercisable and the Exercise Price are adjusted pursuant to Section 6 of this

Warrant Certificate, the Company shall deliver, in a reasonable time after such adjustment, a certificate executed by its chief financial officer that sets forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.



13.  No Impairment.
     -------------

     The Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     IN WITNESS WHEREOF, the Company has executed this Warrant Certificate as of the 12 day of April, 1996.


                                        ARISTA INVESTORS CORP.



                                        By: /s/ Stanley S. Mandel
                                            ------------------------------------
                                             Stanley S. Mandel
                                             Executive Vice President

[SEAL]

ATTEST:



/s/ Madeline Toback
    ----------------------

                                    EXHIBIT A
                                    ---------

                            ASSIGNMENT AND ASSUMPTION

                        To Be Executed by the Holder and
                       Assignee in Order to Assign Warrant


FOR VALUE RECEIVED, __________________________hereby assigns and transfers unto:


                                                           ("Assignee"),
- -----------------------------------------------------------
      (Please insert name and Social Security or other Identifying Number)

                                                                  ,
- ------------------------------------------------------------------
               (Please print or type address, including zip code)


                      of the Warrant represented by this Warrant Certificate,
- ---------------------

and hereby irrevocably constitutes and appoints                      Attorney to
                                               ----------------------

transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.  Assignee hereby accepts such assignment and transfer, and assumes and agrees to timely pay, perform and discharge all of the obligations and liabilities under the Warrant of the Holder with respect to the

Warrant assigned and transferred by this instrument.


Dated:
       ------------------------------------------


X
 ------------------------------------------------
        (Signature of Assignor)


- -------------------------------------------------
            (Address)


- -------------------------------------------------



- -------------------------------------------------
        (Taxpayer Identification Number)


X
 ------------------------------------------------
            (Signature of Assignee)


- -------------------------------------------------
              (Address)


- -------------------------------------------------



- -------------------------------------------------
        (Taxpayer Identification Number)

                                SUBSCRIPTION FORM

                           To Be Executed by the Holder
                         in Order to Exercise the Warrant

     The undersigned Holder, The Cologne Life Underwriting Management Company, hereby irrevocably elects to exercise the Warrant, exercisable to purchase up to an aggregate of 150,000 shares of Class A Common Stock (the "Warrant Shares") and represented by the Warrant Certificate, to purchase
                                                       -------------------
Warrant Shares, and requests that certificates for such securities shall be issued in the name of

           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

and be delivered to

- -----------------------------------------

- -----------------------------------------

- -----------------------------------------
[please print or type name and address]

and if such number of Warrant Shares shall not be all the Warrant Shares evidence by this Warrant Certificate, that a new Warrant Certificate for the balance of the Warrant Shares be issued in the name of, and delivered to, the Holder at the address stated below.

Dated:
      ---------------------------
X
 --------------------------------

- ---------------------------------

- ---------------------------------
Address

- ---------------------------------
Taxpayer Identification Number